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                                AMENDMENT NO. 001
                                       to
                                       the
            AT&T Wireless Services Provider Master Services Agreement

This Amendment No. 001 ("Amendment. No. 001"), dated as of April 1, 2004 between Startek USA, Inc., a Delaware corporation ("Startek"), and AT&T Wireless Services, Inc., a Delaware corporation ("AWS"), amends that certain AT&T Wireless Services Provider Master Services Agreement dated October 1, 2002 (the "MSA"). Except as otherwise indicated, all terms defined in the MSA shall have the same meanings when used in this Amendment No. 001.

                                    RECITALS

WHEREAS, AWS and Startek have entered into that certain MSA and

WHEREAS, AWS and Startek desire to amend the MSA to: i) extend the term associated with receiving call center services, ii) revise numerous areas within existing statement of work, and iii) modify the existing pricing structure associated with the services.

NOW, therefore, in consideration of the foregoing recitals, the mutual promises and covenants contained herein, the parties hereby agree as follows:

1. The "ORDER: STARTEK 1A" dated January 28 2003 between the parties under the MSA is hereby deleted and replaced with "STATEMENT OF WORK BETWEEN AT&T WIRELESS SERVICES INC AND STARTEK" (dated April 1 2004) attached hereto:

2. The amendments made to the MSA by this Amendment No. 001 shall be effective as of April 1, 2004. Except as amended by Amendment No. 001, and as specifically stated in this Amendment No. 001, the MSA is not modified, revoked or superseded and remains in full force and effect.

AT&T WIRELESS SERVICES, INC          STARTEK USA, INC.

By: /s/ James T. Rogers, Jr.         By: /s/ Eugene L. McKenzie, Jr.
    ------------------------------       -------------------------------

Printed Name: James T. Rogers, Jr.   Printed Name: Eugene L. McKenzie, Jr.

Title: Director                      Title: EVP, Chief Financial Officer

                                AT&T Proprietary
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                                STATEMENT OF WORK
                                     BETWEEN
                           AT&T WIRELESS SERVICES INC
                                       AND
                                     STARTEK

Provider ("Startek"):  StarTek USA, Inc.
                       100 Garfield St
                       Suite 400
                       Denver, CO 80206

This Statement of Work ("SOW") authorizes the provision of services as described below to AT&T Wireless Services Inc ("AWS"), by Startek.

I. INCORPORATION. The AT&T Wireless Services Provider Master Service Agreement dated March 21, 2002 "StarTek 1" ("MSA") is incorporated into this SOW and its terms and conditions are applicable to the work authorized by this SOW. To the extent there are conflicts between the terms of the MSA and this SOW, the terms of this SOW will control.

II. STATEMENT OF WORK. This SOW authorizes Startek to provide the work described below and in Attachment A, entitled "The Services".

III. KEY PERFORMANCE INDICATORS. AWS will measure Startek's performance under this SOW and Startek will meet and/or exceed all performance objectives according to the standards listed herein.

IV. TERM. This SOW commences on April 1 2004 "Effective Date" and unless earlier terminated in accordance with the provisions of the MSA or this SOW, will continue thereafter through December 31 2006.

V. COMPENSATION. AWS agrees to pay undisputed invoices submitted by Startek within [****] from AWS' receipt of the invoice. Such payment shall take the form of a direct [****]. Compensation due under this SOW is outlined in Attachment C.

VI. CONTACTS. AWS' Technical Representative is located at the following address:

                                  AT&T Wireless Services Inc
                                  15 E. Midland Ave
                                  Paramus, NJ 07652

      Company's Contract Representative is located at the following address:

                                  AT&T Wireless Services Inc
                                  Attn: Supply Management
                                  7277 164th Ave NE
                                  Redmond, WA 98052

      Startek's Contract Representative is located at the following address:

                                  StarTek USA Inc.
                                  100 Garfield Street, Suite 400
                                  Denver, CO 80206

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VIII. INVOICES. Accurate [****] invoices and [****] are to be sent to AWS'
Technical Representative and Contract Representative or other designated individuals [****].

STARTEK USA, INC.                          AT&T WIRELESS SERVICES INC

Signature: /s/ Eugene L. McKenzie, Jr.     Signature: /s/ James T. Rogers, Jr.
           ----------------------------               ------------------------
Printed Name: Eugene L. McKenzie, Jr.      Printed Name: James T. Rogers, Jr.

Title: EVP/Chief Financial Officer         Name & Title: Director

Date: 4/8/04                               Date: 4/5/04

                    AT&T Wireless Confidential & Proprietary
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                                  ATTACHMENT A
                                STATEMENT OF WORK

A.    WORK DESCRIPTION.

      Startek shall provide Customer Care Employees ("CCEs") to receive inbound customer care calls [****] days a week, [****] hours per day, [****] days per year, subject to applicable laws. Startek shall assist AWS customers relative to the following issues in accordance with the terms and conditions of this SOW (the "Program"). Any changes in the nature or type, market or mix of call from those listed in this Section A shall be subject to the Change Management section of the MSA.

      I.    ACCOUNT MAINTENANCE:

            a.    billing questions

            b.    subscriber issues relative to price plans

            c.    customer cancellation inquiries

            d.    attempting to save customers

            e.    adding / deleting promotions & features

            f.    contract inquiries and termination dates

            g.    rate plan changes

            h.    account updates

            i.    lost / stolen phone resolutions

            j.    cancel requests

            k.    promotion / plan clarification

            l.    programming phones

            m.    equipment and features instructions

            n.    Over the Air Activations ("OAA")

            o.    voice mail resets

            p.    respond to coverage concerns

            q.    Electronic Serial Number ("ESN") changes

      II.   CUSTOMER UPGRADE PROGRAM ("CUP"):

            a.    Up-selling of Program offers or equipment.

      III.  RESOLUTION DESK:

            a.    Customer escalations complaint resolution and/or escalation

      IV.   MINOR TECHNICAL ASSISTANCE:

            a.    Troubleshooting wireless telephones

B.    HOURS OF OPERATION.

      Unless otherwise specified by AWS, the hours of operation will be [****] Central Standard Time (CST) [****] through [****] for postpaid care.

      Subject to applicable laws, AWS and Startek mutually recognize the following holidays for all Startek locations:

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            HOLIDAYS:

            [****]

      Should AWS request Startek to provide services for the Program on any of the holidays listed, AWS shall compensate Startek at the Holiday Rate as listed in Attachment C.

C. TRAINING. Training costs shall be billed as listed under Attachment C upon [****].

      1.    Initial.

      Training for the Program shall be in accordance with AWS' new hire training curriculum that was designed by AWS and given to Startek. All training performed will be supported through a dedicated training environment with the appropriate curriculum supplied by AWS to Startek. AWS may, thirty (30) days prior to the new hire training class beginning, change the AWS new hire contractor curriculum and the hours required for delivery. If any AWS imposed change to the new hire curriculum results in an increase to Startek's cost structure or substantially delays the training schedule, Startek will notify AWS via the Change Management Process contained in the MSA. All supervisors/ managers supporting the project(s) will attend and satisfactorily complete new hire training.

      Startek shall certify that all CCEs have received initial and promotion specific training which qualifies that CCE to satisfactorily represent AWS and it's positions relative to the program content prior to commencement of work. At AWS' discretion, Startek shall ensure that all CCEs have received AWS product and services training. Startek shall ensure that CCEs speak languages(s) required by AWS for specific programs fluently, easily and with proper grammar and pronunciation. Bi-lingual capability shall include proficiency in English and Spanish and the ability to read and write English script and translate into Spanish during customer contact. Any additional language requirements will be handled through Change Management.

      Initial trainer certification charges for Startek's baseline training staff shall be [****]. As it pertains to new sites, training certification charges for additional trainers during the ramp up of the new call centers shall be [****].

      2.    Development

      Any promotional training, or changes/ modifications to the Program that exceeds [****] per Full Time Equivalent ("FTE")/month shall be [****] and addressed through the Change Management section of the MSA. All promotional training, if delivered by Startek shall include and strictly adhere to the content, submitted by AWS. Should Startek's CCEs require continuation "refresher" training due to poor performance related to specific job performance, [****]and such training time [****] per FTE / month. New CCE's are defined as CCE's required in excess of the previous month's CCE requirement, based upon the Final Forecast. [****] any CCE who, [****], does not complete the new hire training course, [****].

      Startek will provide a resource to support training initiatives including training development, training process improvement, call flow development and deployment. This resource shall be pre-approved by AWS as a training manager. This individual is dedicated full time to AWS work and will participate on training related initiatives. When new training is required by AWS, [****] to the appropriate location, [****], to gain an understanding of the training. Should AWS and Startek agree that multiple resources require training; [****] for the additional Startek resources will be [****].

      AWS will use reasonable efforts in providing updates to the training materials at least thirty (30) days before the training is to be delivered within the center. Startek will assess the materials provided to ensure that the information is complete and of the nature required to support the KPI's defined

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      within this Order. If the materials are not available thirty (30) days before planned deployment or do not meet the information requirements of the CCEs, Startek and AWS will work together to refine the training and deployment of materials, subject to the Change Management section, to support the KPI's within this Order.

      3.    Attrition

      Trainer certification and training instructor expenses due to attrition shall be [****].

      4.    Reproductions

      Any reproductions of training materials due to attrition shall be [****]. Reproduction of training materials due to growth or modification training shall be [****]. [****] for all costs associated with refresher training.

      ESCALATION PROCESS:

      Startek shall utilize AWS provided escalation processes.

      AWS shall update all on-line job aides which define the escalation procedures for the Program when any changes are made.

E.    VOLUME FORECASTING/STAFFING.

      AWS will regularly prepare, with assistance from Startek, the three (3) following forecasts to support the proper planning of the infrastructure required to support the Program(s). Each forecast will be prepared by site by line of business by [****] and will include estimated call volumes, estimated average handle times, and estimated shrinkage percentages which would be relevant for Startek in providing the services as contemplated herein.

      1) 12-Month Forecast: a twelve (12) month, rolling call volume forecast will be provided to Startek ninety (90) days in advance of monthly, on or before the fifteenth (15th) day of each month. Such forecast will be used by Startek to assist with asset planning. If the ninety (90)-Day Forecast indicates a need to increase the Baseline Staffing (defined below) in an amount that would involve an increase in staffing to support the Program, then AWS and Startek shall mutually agree in writing on the new staffing plan. For this 90-Day Forecast, "Baseline Staffing" means the current staffing level of FTEs as of the 90-Day Forecast. The 90-Day 12-Month Forecast does not, in any way, represent a commitment by AWS or Startek with regard to call volumes or staffing needs.

      45-Day Forecast: a one (1) month daily call volume forecast provided to Startek forty-five (45) days in advance of the applicable month that will be used by Startek to plan recruitment, selection and training of CCEs. Upon receipt of the 45-Day Forecast, using the Planner and the staffing model assumptions as detailed below, Startek shall calculate the number of CCEs/FTEs needed and any increases or decreases to the Baseline staffing in order to meet the estimated call volume. Said calculation shall include, but is not limited to, team meetings, training, and fifteen (15) minutes closed key time per FTE/per day. An FTE is calculated at eight (8) hours per day. Startek will utilize all available trained CCEs in all locations that support the Program(s) in the estimated Baseline Staffing. AWS and Startek will meet in a time frame no greater than five (5) business days of receipt of the 45-Day Forecast to mutually agree to the Baseline Staffing, daily staffing and one half-hour interval forecast staffing. Once the 45 Day Baseline Staffing is agreed to, AWS agrees to compensate Startek for the Production Minutes to support the Baseline Staffing for the applicable month. The 45-Day Forecast represents a minimum commitment by AWS and Startek in regards to call volume and staffing levels.

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      Interval Forecasts: Using the 45-Day Forecast, Startek will create the half-hour interval forecast. Both parties shall provide a force management and volumes point person to coordinate the Interval Forecast process.

      The Baseline Staffing and resulting Production Minutes to meet the 45-Day Forecast shall be based on a set of staffing assumptions. AWS and Startek will mutually agree to the staffing model assumptions. The following elements will be used in the staffing assumptions:

            (1) Average Handle Time ("AHT") - AHT is defined as the average amount of time it takes an agent to process a call and will be defined based on the Call Management System ("CMS") data elements as follows:

                  [I_ACD_TIME+I_AUX_IN_TIME+I_AUX_OUT_TIME+I_ACDOTHER
                  +I_ACW_TIME] / ACD_CALLS

            100*(sum(hagent.TI_STAFFTIME-hagent.TI_AVAILTIME)/
            sum(hagent.TI_STAFFTIME))

                  The previous six week AHT by site, by line of business may be used as a reference point to reach agreement on the AHT to be used in the production minute model.

            (2) Hours per day - Eight (8) hours per day per FTE will be used in the staffing assumptions.

            (3) Other requirements - Assumptions and/or components that may affect staffing shall include AHT assumption, absenteeism, vacation, adherence/conformance to schedule, occupancy and modification/upgrade training hours.

      AWS agrees that if the 45-Day Forecast Baseline Staffing indicates an increase or decrease from the previous month 45-Day Forecast, AWS and Startek shall mutually agree in writing to the revised Baseline Staffing for all Startek locations providing work for this Order. Should the 45-Day Forecast indicate a decrease in Baseline Staffing, Startek will provide to AWS a written estimate of the staffing overage and the costs associated with the labor reduction. If the need to decrease in staff involves sites that are not dedicated solely to AWS, AWS will provide within two (2) business days the following direction to Startek : 1) Startek shall assign the excess staffing to other AWS programs or , 2) Startek shall be allowed to assign excess staffing to other non-AWS programs and [****].

      Startek will plan with AWS to reduce staffing (as required on the 45-Day Forecast) through attrition, performance management, vacations, schedule modifications, etc. to accommodate reductions [****]. In any event, should the Baseline Staffing decrease be greater than fifty percent (50%), Startek shall have ninety (90) days from receipt of written notice to decrease the Baseline Staffing.

      Should the 45-Day Baseline Staffing indicate an increase over previous month 45-Day Forecast, AWS and Startek will agree upon the increase in Baseline Staffing, and AWS will pay for the agreed upon Production Minutes. If the increase in Baseline Staffing is greater than [****] over the current staffing level, Startek will have [****] days to increase staffing to the required levels. Once the production minute model is approved, Startek will supply AWS with weekly reports on the amount of actual production minutes used, to track the minutes. [****] for actual Production Minutes [****].

      ADJUSTMENTS TO 45-DAY BASELINE STAFFING

      Once the 45-Day Baseline Staffing has been agreed to, AWS and Startek may agree in writing to changes to Baseline Staffing. If AWS requests a change more than two (2) weeks in advance of the calling day, Startek will adjust CCE schedules to meet AWS' requested adjustment. If this adjustment represents an

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      increase in Production Minutes from the 45-Day Forecast Production Minutes and Startek has sufficient staff, AWS will work with Startek to determine how many additional Production Minutes are needed, and will approve a new Production Minute model. Startek will now be able to exceed the Production Minutes in the original 45-Day approved model and handle volumes within the new approved production minute model. AWS will be billed at the end of the month for actual production minutes used. If the AWS requested adjustment represents a decrease in Production Minutes, AWS and Startek will mutually agree to the reduced 45-Day Forecast Production Minutes.

      If AWS requests a change less than two (2) weeks in advance of the calling day, Startek will offer overtime (as requested and approved by AWS ) to meet AWS' requested adjustment.

      ACTUAL VOLUME EXCEEDS FORECAST

      Should the actual monthly, daily or 30 minute interval call volumes exceed the 45-Day Forecast by more than [****], Startek may (at AWS' discretion) be excused from Service Level KPIs for the corresponding period(s) and may not be considered in continuous performance default. If the actual volume exceeds any 45-Day Forecast as described for more than [****], both parties will meet to increase Baseline Staffing. Startek will present an adjusted staffing and Production Minute requirement to AWS, and the parties will mutually agree to the increased staffing within two (2) business days. AWS will pay for the agreed upon increase for the production minutes to the 45-Day Forecast Baseline Staffing Production Minutes.

      These forecasts will be referred to collectively as "Call Volume Forecasts." As part of the support structure, Startek will provide a senior call management-planning specialist who will, among other things, assist AWS in the development of Call Volume Forecasts. AWS will utilize load balancing technology when applicable.

      CALL ALLOCATION

      AWS shall be solely responsible for allocating calls to Startek. AWS and Startek will cooperatively manage intra-day schedule adjustments to manage actual call volumes.

      Interval Forecasts

      Using the 60-Day Forecast, Startek will create the half-hour interval forecast. Both parties shall provide a force management and volumes point person to coordinate the Interval Forecast process.

      OVERTIME. When circumstances affect call volumes or AHT and are identified after the Final (45-day) Forecast has been completed, Startek will use reasonable best efforts to recruit trained CCEs to work overtime to support the call handling and maintain the Service Level KPI. These circumstances include, but are not limited to, network problems, distribution of invoices, marketing promotions as well as other circumstances that affect volumes and cause more than a daily [****] in call volumes. Such recruitment will occur as soon as circumstances are identified to ensure as complete coverage as possible. Startek shall obtain prior written approval from AWS for any overtime that may be required or incurred for the performance of the Program. When written approval cannot be obtained due to non-business hours or other circumstances, Startek shall incur the overtime provided that the verbal approval shall be followed-up by Startek with written approval from AWS within twenty-four (24) hours.

      Overtime can also be utilized to support training initiatives if overtime is pre-approved for such purposes by AWS. If AWS requires that the updated training be delivered outside of that time forecasted within the process defined in Section E above and overtime is required to complete the training, AWS shall approve the overtime and Startek shall charge accordingly. In addition, if the Service Level KPI as defined in Attachment B of this Order is not met due to unforecasted training, Startek will utilize overtime to complete the training and the parties shall agree on the cost.

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      OTHER VARIANCES TO 45 DAY FORECAST AND/OR PLANNING ASSUMPTIONS

      Should any other identified components and or assumptions that make up the 45 day forecast and associated staffing planning tools be inaccurate resulting in Startek failing to meet KPIs, the following actions will take place:

            - Startek and AWS will mutually agree upon and correct identified component and/or assumptions, and rerun current and future staffing planning tools resulting in an agreement upon a new baseline staffing and associated production minutes;

            - Startek may be temporarily excused from Service Level KPIs and will not be considered in Continuous Performance Default while staffing and/or planning tools are being adjusted.

      Assumptions and/or components that could be identified as being flawed shall include, but are not limited to the following: AHT assumption, absenteeism, vacation, adherence/conformance to schedule, occupancy and modification/upgrade training hours.

      Once the 45-Day Baseline Staffing and any subsequent adjustments have been agreed to in writing, if overtime is required due to Startek being understaffed, then overtime will be [****].

F.    SYSTEMS USE AND DOWNTIME

      Should AWS' systems become unavailable to Startek, Startek will follow the notification instructions contained in AWS' Downtime Policy. AWS will, within two (2) hours of the outage, direct Startek to perform the services under section I and/or II of AWS' Downtime Policy.

      I. Information given to callers or collected by CCEs will be taken from and/or input into AWS' systems. In the event that AWS' systems go down, Startek will capture call information on AWS' downtime forms. Startek agrees that it shall then input information from these downtime forms into AWS' system as soon as reasonably possible. Periods of time during the day in which occupancy is lowest will be utilized to perform this function. This information will be input into the system as soon as possible and at a target of [****], but not to exceed [****] hours after restoration of the impacted systems. If system downtime exceeds [****] outage per day of more than [****], Startek will provide AWS with timeline expectations, as mutually agreed upon in writing by Startek and AWS, for inputting the information for each day of the month that this condition exists. Downtime forms will be destroyed or sent to AWS, as directed by AWS. Any downtime forms not requested to be sent to AWS within twenty-four (24) hours will be destroyed by Startek.

      II. When a downtime situation impacts [****] or more of the terminals on the floor, Startek shall notify AWS within [****]. Startek shall train supervisors on AWS' AXYS section of "Super user" training to enable supervisors to quickly clear minor problems, perform initial troubleshooting before escalating the problem, and to maintain productivity of the CCEs. All costs incurred for this training shall be borne [****].

      III. AWS' system will be completely down during certain after-hour times and other scheduled times throughout the year for maintenance. When practical, AWS will advise Startek of the scheduled maintenance, at least twenty-four (24) hours prior to the times and dates that the systems will not be available due to maintenance. Startek will follow procedures stated herein in Section F.I.

G.    SCRIPTS.

      No scripts are required for this Program.

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H.    TELECOMMUNICATIONS AND DATA.

      1. Trunking - [****]requires [****] to purchase additional fully loaded voice circuits they must be in service within six (6) weeks of initial request, unless circuit vendor timelines prohibit service within a six (6) week time period. [****] shall provide Local Exchange Carrier (LEC) trunk lines as required. Any AWS required changes that alter the call delivery methodology over [****] supplied voice circuits will be negotiated subject to the Change Management section of the MSA.

      2. Load Balancing Equipment - [****] GeoTel equipment or equivalent hardware or software required to intelligently balance call loads between Startek and AWS. [****] will install such equipment and supply the appropriate hardware and software to support the GeoTel equipment. [****] will not be required to install the GeoTel equipment or related hardware and software if, in [****] opinion, such installation will cause undue hardship or delay [****].

            [****] will provide [****] with [****]if it is going to perform a re-boot on its telephone switch or reporting database, or if it is doing any routine or non-routine maintenance on either of these that would disrupt the GeoTel connection.

            [****] will provide [****] with a [****], if it is going to physically move or replace its telephone switch or reporting database or if it is going to reissue IP addresses to either of these boxes.

            [****] will provide [****] with [****] if it is going to perform a re-boot on its telephone switch or reporting database, or if it is doing any routine or non-routine maintenance on either of these that would disrupt the GeoTel connection. If an unplanned emergency reboot is required, [****] will provide [****]with as much notice as possible prior to the re-boot or similar communication outage.

            [****] will provide [****] with a [****] if it is going to physically move or replace its telephone switch or reporting database or if it is going to reissue IP addresses to either of these boxes.

      3. Prompting - Startek's prompting system will be set up in accordance with AWS' specifications and may be changed by AWS' Technical Representative. If a change is requested by AWS' Technical Representative, AWS will notify Startek in writing of any such changes and Startek will complete this change within two business days of such notice from AWS.

            a. Emergency Skill Routing

            [****] will add in a skill or queue login that, once activated, will automatically notify [****] Geotel to route calls to alternate call centers. This skill will be used in the call flows before and while the call is in queue. This allows all calls, prior to reaching the queue and/or those calls that are already in queue, to be routed in an emergency situation. The emergency skill routing will be integrated with [****] Geotel.

      4. Expected Wait - Startek will play automated "Expected Wait" to all incoming AWS customers as follows:

            - If estimated wait is less than 3 minutes call is queued to their queue

            - If estimated wait is greater than 3 minutes caller is presented their estimated wait time utilizing the following announcements:

            "Due to heavy call volume, we are experiencing delays in answering your call. At the present time, your estimated wait could be..."

            3 to 6 minutes OR 6 to 10 minutes OR 11 to 15 minutes OR 16 to 20 minutes OR greater than 20 minutes

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            -     Caller is then queued to queue

            - After 30 seconds of hearing music on hold, the caller hears the following announcement:

            "All of our agents are currently busy assisting other customers. Please stay on the line and the next available representative will be with you shortly. Thank you."

            - The caller hears 45 seconds of music on hold and then the following announcement which is repeated every 45 seconds:

            "We appreciate your patience. All of our agents are still busy. Please stay on the line and the next available representative will be with you shortly."

            Any announcements requested by AWS in addition to those listed herein shall be subject to the Change Management section of the MSA.

      5. SCREEN POP EQUIPMENT - [****], AWS will provide Startek with Genesys equipment (or equivalent hardware and software) if the Program requires this type of call delivery. This will be required to "pop" the account panel to the rep at the same time as the voice is delivered. Startek will assist with the installation of such equipment and provide trouble shooting support for the Genesys equipment.

      6. PROVIDER PC - Startek's PC's will reside on AWS' network and will be "locked down". Applications will be accessed via a [****] environment. There will not be any additional application loaded on the client PC's without expressed written authorization from AWS.

      7. ADDITIONAL TECHNOLOGY- Startek agrees that it has the necessary technology and staffing capabilities to meet the requirements herein as of the Effective Date of this SOW. Requests for additional hardware and software shall be subject to the Change Management section of the MSA.

      8. INSTALLATION/TECHNICAL SUPPORT - AWS may request technical support from Startek subject to the Change Management section of the MSA.

      9. INBOUND TOLL CHARGES- [****] agrees that for the term of this SOW, all voice traffic that originates or terminates [****].

      10. OUTBOUND TOLL CHARGES- AWS shall route and deliver calls via AWS' network to Startek. If any call delivered to Startek is outside the scope of this SOW or requires further assistance, Startek shall follow AWS' area program transfer procedures. All routing and telecommunications expenses shall be borne by AWS.

            Startek shall make outbound calls for the Program based upon processes authorized by AWS. These calls will be tracked through the Switch Manager Detail Reporting ("SMDR"). The SMDR mechanism shall track the transfers and outbound calls made. Startek will charge AWS for the telecommunications (toll) usage for these calls as outlined in Attachment C Pricing Schedule Section B Ancillary Pricing Schedule. Startek agrees to review and adjust this rate [****].

      11. MULTISKILLING - Startek will utilize Multiskilling when necessary to handle different types of inbound calls.

I. SYSTEMS/APPLICATIONS. AWS shall be responsible for providing Startek with limited access to the following systems while Startek performs under this SOW.

                  -     AXYS

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                  -     CCNet

                  -     Macro/Cell

                  -     Microsoft Outlook 98

                  -     Internet Explorer 5.0 or higher

                  -     National Work Request Systems (NWRS)

                  -     WebAxe\

                  -     Siebel

                  -     ATLYS

            [****] shall be responsible for all the costs associated with workstations equipped with recent versions of the above software as of the Effective Date of this SOW, of all activation systems and applications, including, but not limited to, purchase, maintenance, and upgrades and the wiring of all components to the desktop computers, to support the Program. [****].

            Subject to the Change Management section of the MSA, AWS will provide Startek with specific requirements for any changes that may be necessary to the existing workstation configuration and set-up as of the Effective Date of this SOW.

            Except as set forth in the preceding paragraphs, [****] shall be responsible for costs and shall own all equipment associated with workstation infrastructure that is supplied and purchased by [****] (including, but not limited to, the data network (T1's), data servers, data routers, data hubs, Data Service Units (DSUs), toll free numbers and data network information servers. [****] shall also be responsible for providing at its own cost the software required to support the [****] systems. Any additional licensing required to upgrade the workstations shall be subject to the Change Management section in the MSA.

            [****] will add capacity at its own cost to the [****] owned infrastructure as is required to support the Dedicated Environment per the forecasted volume. This infrastructure includes all components required to access these systems up to the desktop computer utilized by the CCE. Any [****] requested infrastructure not within the needs of the forecast shall be borne by [****].

            Startek agrees that it shall request from AWS confidential individual codes allowing access to certain AWS systems (hereinafter, "User IDs") for personnel requiring and who have qualified for such access. These User IDs must be requested by the second day of training.

            AWS will provide Startek with User IDs (for those qualifying to receive User IDs) to support access to systems utilized by Startek within [****] from Startek's request for same.

            All User IDs of CCEs that have left the Program will be provided by Startek to the appropriate personnel within AWS within [****] of payroll separation or movement from AWS' programs supported by Startek. Individual User IDs will not be reused, shared, or transferred to another CCE within Startek for any reason, unless authorized by AWS in writing. AWS will provide User IDs with the appropriate level of authorization and access to enable the qualifying CCEs to perform their job responsibilities. Further, [****] is responsible for all maintenance costs associated with User IDs to provide that system changes and maintenance do not adversely impact CCEs ability to perform as defined within this SOW.

J. KEY PERFORMANCE INDICATORS (KPI). Subject to Attachment B, Section IV, paragraph F Startek agrees to be bound by and will at all times be in compliance with the KPIs contained in Attachment B.

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K.    PROGRAM UPDATES. AWS will provide Startek with information on a periodic basis that is distributed through the change process, as defined by AWS, to enable all CCEs to remain current on the latest promotions and features. CCEs shall utilize their "closed key" time, defined as a fifteen
      (15) minute time period which the CCE is provided with each day, to update the CCE on AWS' latest promotions and features before taking calls. Startek will review this information [****], via AWS' web site. Startek shall distribute this information via appropriate methods to CCEs, trainers, managers of operation, and team leaders so that the change can be supported in a timely manner. Startek shall test for the quality of the communication and test comprehension of CCEs on a periodic basis.

      Changes that can be communicated in fifteen (15) minutes or less will be distributed to the CCEs via desk drops, e-mail, memos, job aids, and individual communication. Changes that require longer than fifteen (15) minutes to communicate will be communicated to the CCEs by a designated communications coordinator via an off line team meeting. Changes that will require two (2) hours or more to communicate will be treated as supplemental training. Should supplemental training be required, AWS and Startek shall mutually agree upon an implementation strategy.

L. BI-LINGUAL REQUIREMENTS. Bilingual capability shall include proficiency in Spanish and an ability to read and write English script abbreviations and translate into Spanish during customer contact. Startek will train CCE's to capture key words in English and provide shorthand English data entry inputs.

M. REPORTS. STARTEK will provide AWS with unlimited access to the following reports online. Additionally, Startek will send a copy of the reports to AWS' Technical Manager or a designated representative on a daily/weekly/monthly basis or as required by this SOW:

  Type of report/name        REPORTS TO INCLUDE THE FOLLOWING INFORMATION                                  DUE
-----------------------      --------------------------------------------            ----------------------------------------------
Call Management
report/Dynamic report        [****]                                                  On line report

Split Reports                [****]                                                  On line report

Forecast/Production          [****]                                                  [****] report due to AWS' Vendor
Minute report                                                                        Management who may require it be
                                                                                     delivered to a distribution list. This
                                                                                     report can be made available on
                                                                                     line, if information is updated [****]

Quality Report               [****]                                                  [****]report due to AWS' Vendor
                                                                                     Management. Available on-line

Vendor roll up Report        [****]                                                  [****] report due to AWS' Vendor
                                                                                     Management. Available on-line

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
ID report                    [****]                                                  [****] and [****] for new or delete requests

Invoice Estimate Report      [****]                                                  [****] due to vendor manager, who may
                                                                                     require it be delivered to a
                                                                                     distribution list. This report can be
                                                                                     made available on line, if information
                                                                                     is updated on time

System Outage log            [****]                                                  [****] report due to AWS' Vendor
                                                                                     Management

Maximum calls per interval   [****]                                                  Available on- line
 report

SMDR Report - Transfer       [****]                                                  A [****] report that is rolled up [****] and
 report                                                                              delivered via email to AWS' Vendor Management.

SMDR - Area Code report      [****]                                                  A [****] report that is rolled up [****] and
                                                                                     delivered via email to AWS' Vendor
                                                                                     Management.

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
Billing [****]               [****]                                                  Provided [****] on a CD to AWS'
                                                                                     Vendor managers.

N.    [****]

O. STAFFING. [****] Startek shall provide that each individual has the necessary functional and AWS -related training to successfully perform the function. In addition, before a function is performed by an individual assigned to that function, Startek shall provide that the necessary skills have been attained through the use of the certification of skills program. Startek shall also provide that all persons who interact with the customers maintain their AWS-related skills [****].

      AWS may, subject to section 1.2.3 of the MSA, request the removal or replacement of any of the team members from the Program.

P. QUALITY MONITORING. Startek will have a system (i.e. E-Talk) for the purpose of providing [****] monitoring of CCE's. Subject to applicable law, Startek shall provide AWS with [****] for quality assurance purposes [****]. This will be a [****] during normal hours of operation. The [****] will be [****]. The [****] will be [****] during the [****] of every month.

      When Startek and AWS use the same technology [****], each party will be responsible for acquiring their own respective licenses, software or related hardware and associated costs for installation, maintenance and termination of technology.

Q. SPAN OF CONTROL. Startek will maintain a span of control no greater than [****] for supervisors during the term of this SOW. Startek will have no greater than one supervisor for every [****] active FTE's. Startek will staff the appropriate number of quality representatives to achieve a statistically valid sample size for measurement purposes during the term of this SOW.

R. CONTINGENCY MIGRATION. Subject to the Change Management Process in the MSA, should Startek determine Program calls will be received/made from /to another [****] location, Startek shall notify AWS [****] in advance of such call routing change and such change will be at [****] sole and exclusive cost. The notification shall include Startek's migration plan recommendations that may include running parallel processes to guarantee KPIs are met.

      The foregoing does not apply to changes from one Startek location to another in situations involving force majeure or disaster recovery, or where calls are handled at an additional or another Startek location because of call volume or growth of the Program. In such cases, Startek shall provide AWS with [****] prior written notice, or notice as soon as reasonably possible. The parties will work together in good faith to resolve the situation.

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                                  ATTACHMENT B

                           KEY PERFORMANCE INDICATORS

METRIC                                      KPI

SERVICE LEVEL                               [****]call answered [****]
[****]

QUEST FOR EXCELLENCE/(AKA TRUE MOMENTS)     Targets provided [****]

CALL CONFORMANCE/CALL QUALITY               (TBD)

                                   DEFINITIONS

I.    SERVICE LEVEL

a.    Definition:

Service Level on a monthly average, [****] of the monthly calls offered to Startek for the Program shall be answered within [****] of entering the agent queue exiting the Vector Directory Number measured at the split skill level (number of calls answered [****] divided by sum (answered plus abandoned in CC splits)).

b.    Measurement:

For the purpose of calculating the monthly Service Level KPI, Startek will monitor and track one half-hour interval call volume variance compared to the mutually agreed to daily, and one half-hour interval forecast (Final (45-day) Forecast). If the call volume variance in one half-hour is less than [****], the one half-hour Service Level performance will be included in the monthly Service Level KPI calculation. If the call volume variance in one half-hour is greater than [****], the one half-hour Service Level performance will not be included in the monthly Service Level KPI calculation if the Service Level for the one half hour interval is less than [****]. If the Service Level for the day is less than [****], AWS shall receive [****] on the call volume portion in default (total calls answered times Provider's AHT times cost per minute) of the applicable program bills equal to [****]. This [****] shall only be applied if actual call volume offered is between [****]of the final forecast. This [****] shall be [****] per month.

II.   CALL CONFORMANCE/CALL QUALITY

Targets will be set for the following:

-     CCEs: Overall quality score (% [****] resolved)

- Provider Call Quality Group: Gap between Startek Quality Observes scores performed on Startek CCE's and AWS National Vendor Quality Team Observes scores performed on Startek CCEs.

a.    Definition:

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Subject to applicable laws and Section P- Quality Monitoring, and for the purpose of evaluating call quality, Startek and AWS shall measure CCE call quality using the following types of observations:

1. AWS National Vendor Quality Team remote observations ("AWS NVQT Observes") and

2.    Startek Call Quality Group observations ("Startek Quality Observes")

In addition, joint AWS and Startek observations and Startek Team Leader observations will take place, however, these observations shall be utilized for coaching and educational purposes only, and shall not be included in the call quality scores.

CCE call scoring criteria will be based upon the [****]Guidelines ("[****] Guidelines") and the Customer Expectation Guide ("CEG"):

One Contact Resolution Guidelines

If any of the following occur, a call may be considered incorrectly handled resulting in a "zero percent resolved" score. (Other competencies could cause a call to be incorrectly handled but are dependent on the nature of the call).

      -     [****].

      -     [****].

      -     [****].

      -     [****].

      -     [****].

      -     [****].

      -        [****].

      -        [****].

      -        [****].

      -        [****].

      -        [****].

      -        [****].

      -        [****].

      -     [****]

In addition, the following CEG core competencies are evaluated as a means to identify opportunities to improve call quality skill;

1.    Telephone etiquette

      a.    call opening/closing

      b.    demeanor/tone

      c.    language

      d.    contact skills

2.    Customer interaction and relationship

      a.    listening skills

      b.    communication skills

      c.    call handling

3.    Ownership: Information handling and knowledge

      a.    ownership/knowledge/decision making/problem solving

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      b.    accuracy of information

      c.    system use

      d.    adherence to process

Sampling Size and Methodology:

Startek's Call Quality Group and AWS' NVQT will apply, at minimum, the agreed upon sampling as outlined below. The statistical sampling applied to the target score will follow a random pattern ensuring the selection of calls observed cover a broad spectrum (day of week, time of day, etc.) to prevent unequal selection of particular individuals, teams, tours, or shifts.

Target Sample size as follows*:

1.    [****] of the active FTEs identified on the 45 day forecast

2.    Startek: [****] of the active FTE identified on the 45 day forecast

3. Joint Observes: [****] of the active FTEs identified on the 45 day forecast

4. Provider Team Leaders: [****] of the active FTEs identified on the 45 day forecast

* If the target sample size is not achieved, the parties will mutually agree on how to obtain a reasonable sample size and process.

b.    Measurement:

Using the annual baseline target, AWS and Startek will meet quarterly to review targets set for the purpose of driving continuous improvement or maintenance of maximum efficiencies.

AWS will establish the annual baseline targets as set forth below for Startek:

1. Review the fourth quarter's scores for the AWS and Startek Quality Observes scores.

2.    Remove the highest and lowest observation scores in that quarter.

3. Of the remaining scores, the highest and lowest scores shall be used to calculate the variance.

4.    The variance shall be calculated by [****].

5. The targets for the first quarter of the following year will be calculated by [****].

EXAMPLE:

PROVIDER [****]/CEG DECEMBER SCORES:

60,63,65,67,68

1     Eliminate 60 and 68.

2.    [****]

3.    Variance equals [****].

4.    [****]

c.    Reporting:

Startek will prepare reports to identify number of Startek Quality Observes completed and performance on core competencies as set forth in the CEG and [****] Guidelines.

Startek will provide reports that outline the sample size observed and the scores for each category (Team Leaders, Call Quality Group, Client and Joint) as outlined in section M - Reports.

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Startek's national quality manager or its representative and a representative of
AWS' NQT will co-host regular calibration sessions between AWS' NQT and Startek's quality group. Calibration sessions are an integral part of increasing knowledge and skill and ensuring the appropriate application of AWS' call quality guidelines when scoring calls. During calibration sessions AWS and Startek jointly review calls and discuss how each would score based on the CEG and [****] Guidelines.

d.    Changes:

AWS and Startek recognize that scoring call quality is subjective, and that various factors may affect the scoring process. These factors may include but are not limited to:

-     Observation form

-     Customer Expectation Guide ("CEG")/[****] Guidelines

-     Reporting/scoring methods

When the quality evaluation process (e.g. scoring method, competency) changes to the extent any of the factors change, AWS shall provide thirty (30) days notice to Startek and targets shall be waived for the length of the training period and the month following training completion. Startek shall have one month (or as otherwise mutually agreed upon by AWS and Startek) to train all CCEs and one month to use as a sample month. Measurement of targets will resume upon completion of the sample month.

e.    New Sites:

AWS and Startek will negotiate a timeline when implementing call quality in a new site affording Startek a target waiver of up to but no greater than [****] per "Wave." Wave is defined as a planned quantity of scheduled training classes conducted concurrently.

f.    Failure to Meet Quarterly Quality Target:

CCEs: Overall Quality Score (% resolved)

If Startek's call quality average is [****] or more below the quarterly target, Startek shall implement an action plan, [****] involving all aspects of the business that link to quality (i.e. training, operations, quality assurance) to improve its quality scores which may include formal refresher training for those employees requiring performance improvement. If Startek's call quality average is below the established target for [****] consecutive quarters by [*****] or more, Startek shall provide an action plan which is acceptable to AWS. AWS must approve any formal retraining content and timing prior to retraining. Training schedules will be co-coordinated and agreed upon with AWS, so as not to negatively affect service levels resulting in missing Service Level KPI for the day or month. Startek will demonstrate improvements in quality scores if training schedule is greater than [****].

If AWS' national results are below [****] or more below AWS' national target, then the provisions above under section f. Failure to Meet Quarterly Quality Target will not apply.

Gap between Startek quality scores and AWS NQT scores

If the gap between the Startek quality scores and AWS NQT scores is more than [****], Startek shall implement action plans to improve its quality score gap. If the quality gap is greater than [****], Startek shall conduct formal retraining to Startek's quality group [****]. Startek will demonstrate improvements in quality scores if the retraining schedule exceeds [****]in duration.

g. Dispute resolution process for AWS NQT Observes, Startek Quality Observes, Joint Observes and Team Leader observes scoring:

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In the event that the participants of AWS NQT and Startek QT monitoring sessions are unable to reach consensus on the scoring of a particular call or calls, the following process will be undertaken:

If and when there is an unresolved monitoring dispute between Startek and AWS, the issue of scoring the call(s) will be escalated. AWS and Startek will have 5 days from the date of request to dispute the scoring of the call. If available, the taped call will be forwarded to AWS' and Startek's national quality managers. If the recorded call is no longer available, AWS and Startek will use observation reports and any other notes associated with the call to resolve the dispute. The quality managers will be responsible for notifying its respective teams of the outcome and provide the necessary feedback.

In the event that the participants of a Joint Monitoring, Calibration, or a Team Leader session are unable to reach consensus on the scoring of a particular call or calls, the dispute resolution process will be undertaken and worked until such time a consensus is achieved.

III.  QUEST FOR EXCELLENCE (FORMERLY KNOWN AS TRUE MOMENTS)

A.    Description:

Subject to applicable laws and for the purpose of soliciting feedback from AWS' customers regarding CCE's performance, AWS utilizes a third party to survey its customers on inbound customer care calls. AWS will provide the survey to Startek and provide updates to the survey prior to implementation.

B.    Measurement

AWS will provide monthly overall Program Quest for Excellence results by center for Startek, and AWS' national results. Startek shall receive its results monthly in the form of a summary report measuring:

      1.    [****],

      2.    Representative index for excellence, and

      3.    Representative index for defects.

      Excellence and defects are defined as:

      - Excellence is a response of "completely satisfied" or "very satisfied" to the following Quest for Excellence survey questions.

      - Defects indicate a response of "not satisfied" or "somewhat satisfied" to the following Quest for Excellence survey questions.

Startek shall be measured on the Quest for Excellence survey questions listed below.

      1.    [****] shall be measured by the following question:
            [****]

      2. "Now I would like you to rate the [PROGRAMMER: IF "ONE" IN Q.11, INSERT "REPRESENTATIVE". IF "TWO OR MORE" IN Q.11, INSERT "LAST REPRESENTATIVE"] you spoke with in several areas. How would you rate the [PROGRAMMER: IF "ONE" IN Q.11, INSERT "REPRESENTATIVE". IF "TWO OR MORE" IN Q.11, INSERT "LAST REPRESENTATIVE"] on...[RANDOMLY ROTATE STATEMENTS.] Were you completely satisfied, very satisfied, somewhat satisfied, not very satisfied or not at all satisfied?"

            a.    Discussing information that was easy to understand

            b.    Fully explaining the options available to address your issue

            c.    Caring about your issue

            d.    Taking ownership of your issue

            e.    Making you feel important to AWS

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            f.    Being enthusiastic

            g.    Being respectful

Startek shall also receive actual customer verbatims taken by the surveyor for its call centers. For the purpose of reporting target results, AWS' national scores will be utilized for comparison to Startek's national scores.

AWS will provide quarterly target goals to Startek at the beginning of each quarter. AWS and Startek will meet quarterly to review targets for the purpose of driving continuous improvement. Survey results will be completed to assure a statistically valid result, by program, by site, at the 90% confidence level and the appropriate confidence interval.

Startek will be responsible for attaining the quarterly Quest for Excellence Targets established for them at the beginning of each year based upon surveys by program, by site, with a [****] level and the appropriate interval. Startek's Quest for Excellence scores must be within [****] of its quarterly or annual target. If Startek's scores are lower than [****], or the appropriate confidence interval whichever is greater, of the target, then AWS' national results shall be reviewed. If AWS' national results are below [****] of AWS' national target, then Startek will not be responsible for the processes outlined in section C.

Failure to meet Quest for Excellence Target: If AWS' national Quest for Excellence scores are within [****] of AWS' national target, then Startek will follow the guidelines as set forth in Section C (Failure to meet Quest for Excellence Target).

Example:

                                 Provider     Provider                  Company      Company
                                 Quarterly    Quarterly      % Point    Quarterly    Quarterly    % Point
                                  Target       Result        Variance    Target       Result      Variance
                                 ---------    ---------      --------   ---------    ---------    --------
[****]                            [****]       [****]         [****]      [****]       [****]      [****]
REP INDEX

% Excellence                      [****]       [****]         [****]      [****]       [****]      [****]

% Defects                         [****]       [****]         [****]      [****]       [****]      [****]

REVIEW % [****] RESULTS:

-     Startek's % [****] quarterly result is [****] above target.

CONCLUSION:

Startek exceeds target.

REVIEW % EXCELLENCE RESULTS:

-     Startek's % Excellence is [****] below target.

HENCE:

-     Review AWS' % Excellence results.

-     AWS' % Excellence is [****] below target. Within [****] of target.

CONCLUSION:

- Startek will follow the guidelines as set forth in Section C. Failure to meet Quest for Excellence Target exists if it does not meet at least two of the three Quest for Excellence targets.

REVIEW % DEFECTS RESULTS:

-     Startek's % Defects is [****] above target.

CONCLUSION:

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Startek exceeds target.

When two of the three Quest for Excellence results are met, it will constitute meeting the quarterly target. The example above illustrates Startek meeting the quarterly target.

C.    Failure to Meet Quest for Excellence Target

Utilizing the survey guidelines above [****] confidence level and the appropriate confidence interval), if Startek's Quest for Excellence average is below [****] or the appropriate confidence interval, whichever is greater, for [****] targets quarterly, Startek shall, [****] implement action plans involving all aspects of the business that link to quality (i.e. training, operations, quality assurance) to improve its Quest for Excellence scores, which may include formal refresher training for areas of quality impacting Quest for Excellence scores requiring performance improvement. Formal refresher training conducted pursuant to this section C. shall not be included in the 4 hours per FTE per month limitation.

If Startek's Quest for Excellence average is below the established target for [****] quarters by more than [****] or the appropriate confidence interval, whichever is greater, Startek shall provide a mutually agreeable action plan which may include formal retraining of all CCEs and quality group [****]. AWS must approve formal retraining content and timing prior to retraining.

Targets for Quest for Excellence shall be measured on a quarterly basis.

D.    Changes to Quest for Excellence.

AWS shall notify Startek within thirty (30) days of any changes to the Quest for Excellence measurement questions or criteria. Upon notification, Startek will have an additional thirty (30) days, or as other wise mutually agreed upon in writing, to implement such changes.

IV. CONTINUOUS PERFORMANCE DEFAULT

      a. Unless otherwise waived or cured as provided in this Section, Startek's failure to meet (or exceed) the same KPI for [****] measurement periods shall constitute Startek's failure to perform to the stated KPI ("Continuous Performance Default").

      b. Company may as indicated in this paragraph, terminate this SOW for a Continuous Performance Default:

                  (1) For Service Level, upon [****] prior written notice if Startek fails, within that [****] period to cure the Continuous Performance Default if the cure involves hiring staff to support the Program, or

                  (2) For Quest for Excellence, upon [****] days prior written notice if Startek fails within that [****] period to cure the Continuous Performance Default. AWS shall provide status reports by site for the statistically valid measurable months immediately following the Continuous Performance Default, or

                  (3) For Service Level, if the cure does not involve hiring staff, upon [****] prior written notice if Startek fails, within that [****] period to cure the Continuous Performance Default.

      c. Service Level shall be measured on a [****] basis. Such measurement shall exclude any days in which Startek was excused from meeting its KPIs as provided in this section. Notwithstanding the foregoing, at least [****] must be contained in the measurement period within the [****] in order for the [****] result to yield credible results.

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      d.    Quest for Excellence shall be measured on a [****] basis.
            Notwithstanding the foregoing sentences, at least one statistically valid measurable month must be contained in the measurement period within the [****] in order for the [****] Result to yields credible results.

      f. Startek shall be excused for failures to meet any KPI and shall not be in breach of this SOW if such failure is caused by any negligent act by AWS which is proven to be the cause of Startek's breach under this SOW.

V.    QUARTERLY RE-EVALUATION

      Within ten (10) business days after receiving the results for each quarter, the parties will meet to review the KPIs to determine if the KPIs are appropriate under the circumstances. At that time, the parties may mutually agree to any changes to the KPIs and amend the SOW accordingly.

VI.   KPI ESCALATION PROCEDURE

      a. Notwithstanding anything to the contrary, if historical data, marketing information, competitors' offers and/or any other pertinent information ("KPI Data") would reasonably indicate a need to change a KPI, the parties shall mutually agree on that change and the effective date of such change in writing within thirty (30) days, or other mutually agreed upon time frame, of submission of such data.

      b.    If the parties are unable to agree on any change within such thirty
            (30) days, or other mutually agreed upon time frame, and a party reasonably believes a change is indicated based on KPI Data, the parties will use the Dispute procedures in the MSA to resolve the issue.

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                                  ATTACHMENT C
                                PRICING SCHEDULE

A.  The following pricing applies to all work completed under this SOW:

    PRODUCTION MINUTE RATE

      The Production Minute rate, which shall be effective March 1 2004 through December 31 2006 shall include the following:

      1.    [****];

      2.    [****];

      3.    [****];

      4.    [****];

      5.    [****];

      6.    [****];

      A Production Minute is defined as [****]. The database element from the Call Management System used for billing purposes is "Staff-Time". [****] may also be used for situations when CMS cannot track the required billing time [****].

      The applicable Production Minute rate is dependent upon the actual number of Production Minutes billed in any month for AWS' Care, PrePaid and Receivables Management programs in aggregate.

      The pricing set forth below applies to the AWS Customer Care Program(s) covered under this SOW. All pricing is stated in US Dollars.

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                    AWS PRODUCTION MINUTE RATE PRICING (PMR)

Production Minute Rate (PMR)    Paid Tiered Production Minutes per Month
----------------------------    ----------------------------------------
           [****]                                 [****]
           [****]                                 [****]
           [****]                                 [****]
           [****]                                 [****]
           [****]                                 [****]
           [****]                                 [****]
           [****]                                 [****]
           [****]                                 [****]
           [****]                                 [****]
           [****]                                 [****]

B.    ANCILLARY SCHEDULE

1.    Overtime and Holidays                                              [****]

2.    Training [****]                                                    [****]

3.    Inbound toll charges                                               [****]

4.    Clerical Support                                                   [****]

Reimbursable Expenses                                                    [****]

a.    Postage                                                            [****]

b.    Express Mail and Courier Services                                  [****]

c.    Reproduction of Training Materials - All material as
      related to [****].                                                 [****]

d. Training Certification shall be included for resource to travel to needed training at no cost to AWS. [****] are reimbursable by AWS to Startek.

e.    Resolution Desk                                                    [****]

f.    Travel - [****]                                                    [****]

Startek will also provide a billing back-up binder on CD-ROM reasonably detailing all specifics of billable items contained on any monthly bill. These items shall include a description of any/all billed items:

-     Billing summary

-     Monthly summary of call center metrics

-     ACD billing reports

- Training charges (include itemization of all training completed, hours, and attendance sheets)

-     Paid CCE vs attrition headcount

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-     For all projects related to AWS' Call Center Program(s) which will require a Rough Order of Magnitude (ROM) or SOW, Startek will provide such documentation to AWS as soon as business requirements are understood and estimates or actuals can be provided.

B.    Invoice Process:

      Startek agrees to send on [****] or provide [****] an accurate summary of all [****] to AWS according to the billing procedures set forth in the MSA.

C.    Dispute Process:

      If required, AWS and Startek agree to use the Dispute process set forth in the MSA.

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                                   Schedule 1

                                   Definitions

1.    Abandonment Rate: Total Calls Abandoned divided by Calls Offered.

2. Accurate Invoices: Any invoice that accurately reflects the work, product or services completed in accordance with the contractual requirements reflected in the appropriately signed contract or Statement of Work document(s).

3. Attrition Training: Training costs attributed to Turnover Employees. A Turnover Employee is defined as a new employee that has completed new hire training specifically to replace a trained former employee who had provided services under this SOW.

4. Average Handle Time (AHT): is defined as the average amount of time it takes an agent (CCE) to process a call and will be defined based on the following data elements:

            [I_ACD_TIME+I_AUX_IN_TIME+I_AUX_OUT_TIME+I_ACDOTHER +I_ACW_TIME] /
            ACD_CALLS

5. Average Speed of Answer (ASA): Average time a caller had to wait in queue before a CCE answers.

6. Calls Abandoned: Total calls that are routed to the ACD switch at Startek that are not Calls Answered.

7. Calls Answered: Calls answered by Startek's CCE's. Does not include calls sent to a busy signal, dead air or to a voicemail box.

8.    Calls Offered: Total calls that are routed to the ACD switch at Startek.

9.    CCE: Customer Care Employee

10. Clerical: Activities directly related to data entry, faxing, mailing, copying, updating, typing, filing, counting, sorting tally forms, sales order forms and such other activities as are approved by AWS in writing.

11. Dedicated Environment: Startek CCEs will not work on any non-AWS programs while working on this Program.

12. Final Forecast: Number of forecasted calls for a given month determined by AWS call center management.

13. Occupancy: Occupancy is defined as the percentage of time the Startek agent (or CCE) is logged into CMS handling calls (any and all components of Average Handle Time) plus fifteen (15) minutes of closed key time, compared to total time logged into CMS, and will be defined based on the CMS data elements as follows. The staffing model assumption shall be targeted at [****].

            100*(sum(hagent.TI_STAFFTIME - hagent.TI_AVAILTIME)/ sum(hagent.TI_STAFFTIME))

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14.   Programming: Preparing computer systems for the implementation, administration, testing, report development and processing of Work under this SOW.

15. Redhat: Startek subject matter experts temporarily assigned to assist with the start-up of a new site or program.

16. Representative Training: New hire and supplemental training (minus attrition training)

17. Service Level: The percent of Calls Answered in a set time (i.e. [****] the Calls Answered should be answered in [****]).

18.   Training Delivery: Trainer and facilitator hours.

19. Training Development: Development of new hire, supplemental and new product training. Startek shall not bill AWS for Training Development unless Startek has obtained AWS' prior written consent to the Training Development.

20. Unpaid Production Minutes: Unpaid Production Minutes include time associated with AWS directed modification and/or training intended to increase the capability of an agent or CCE and shall not be included in the monthly tally of billable Production Minutes.

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